UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2023

*This Form N-CSR pertains only to the following series of the Registrant: MFS Global Opportunistic Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2023
MFS®  Global Opportunistic
Bond Fund
GLB-ANN

MFS® Global Opportunistic
Bond Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Emerging Markets Bonds	31.7%
Non-U.S. Government Bonds	25.4%
Investment Grade Corporates	22.1%
U.S. Treasury Securities	21.1%
Mortgage-Backed Securities	9.0%
High Yield Corporates	7.0%
Collateralized Debt Obligations	3.0%
Commercial Mortgage-Backed Securities	2.8%
Municipal Bonds	1.0%
Asset-Backed Securities	0.9%
Composition including fixed income credit quality (a)(i)
AAA	8.7%
AA	12.3%
A	15.6%
BBB	24.4%
BB	13.2%
B	4.1%
CCC	0.7%
C (o)	0.0%
U.S. Government	2.8%
Federal Agencies	9.0%
Not Rated	33.2%
Cash & Cash Equivalents	6.1%
Other (q)	(30.1)%
Portfolio facts
Average Duration (d)	7.9
Average Effective Maturity (m)	8.9 yrs.

Portfolio Composition - continued
Issuer country weightings (i)(x)
United States	29.5%
United Kingdom	7.8%
South Korea	6.0%
Greece	4.9%
Canada	4.9%
Germany	4.7%
China	4.5%
Mexico	3.8%
Spain	3.2%
Other Countries	30.7%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.

Portfolio Composition - continued
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of November 30, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2023, Class A shares of the MFS Global Opportunistic Bond Fund (fund) provided a total return of 2.68%, at net asset value. This compares with a return of 2.60% for the fund’s benchmark, the Bloomberg Global Aggregate Index (USD Hedged).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg Global Aggregate Index (USD Hedged), the fund’s asset allocation decisions contributed to relative performance. From a sector perspective, the fund’s overweight exposure to both the industrials and financial institutions sectors, and the fund’s out-of-benchmark exposure to collateralized loan obligations (CLOs), supported relative results. The fund’s underweight exposure to the treasury sector also benefited relative performance. From a credit quality perspective, the fund’s out-of-benchmark exposure to both “BB” and “CCC” rated(r) issuers strengthened relative returns.

Management Review - continued
Security selection was another positive factor for relative performance over the reporting period. From a sector perspective, bond selection within the treasury, financial institutions and industrials sectors contributed to relative returns. From a credit quality perspective, security selection within “BBB” and “A” rated issuers strengthened relative results. Foreign exchange decisions helped relative performance as positive contribution from emerging markets currencies more than offset the negative impact of developed market currencies.
Conversely, the fund’s longer duration(d) stance detracted from relative performance as interest rates generally rose over the reporting period. The fund’s yield curve(y) positioning, particularly along the US yield curve, also held back relative performance.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, John Mitchell, Matt Ryan, Michael Skatrud, Robert Spector, and Erik Weisman
Note to Shareholders: Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund. Effective March 31, 2023, Neeraj Arora was added as a Portfolio Manager of the fund. Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 11/30/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/02/2010	2.68%	1.76%	0.71%
B	6/02/2010	2.04%	1.00%	(0.03)%
C	6/02/2010	1.91%	1.00%	(0.03)%
I	6/02/2010	2.94%	1.99%	0.98%
R1	6/02/2010	2.05%	1.00%	(0.03)%
R2	6/02/2010	2.56%	1.53%	0.48%
R3	6/02/2010	2.68%	1.76%	0.73%
R4	6/02/2010	3.07%	2.04%	0.99%
R6	10/01/2012	3.16%	2.13%	1.09%
Comparative benchmark(s)
Bloomberg Global Aggregate Index (USD Hedged) (f)	2.60%	1.05%	2.04%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(1.69)%	0.88%	0.27%
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.91)%	0.64%	(0.03)%
C With CDSC (1% for 12 months) (v)	0.93%	1.00%	(0.03)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
Performance information prior to April 30, 2021, reflects time periods when the fund (i) had a policy of primarily investing in investment grade quality debt instruments and (ii) did not have a policy to engage in a currency hedging strategy to primarily expose the fund to the U.S. dollar. The fund's investment policies and strategies changed effective April 30, 2021.
Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund's investment policies and strategies changed effective December 1, 2014.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
June 1, 2023 through November 30, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2023 through November 30, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/23	Ending Account Value 11/30/23	Expenses Paid During Period (p) 6/01/23-11/30/23
A	Actual	0.96%	$1,000.00	$1,006.00	$4.83
	Hypothetical (h)	0.96%	$1,000.00	$1,020.26	$4.86
B	Actual	1.71%	$1,000.00	$1,003.46	$8.59
	Hypothetical (h)	1.71%	$1,000.00	$1,016.50	$8.64
C	Actual	1.71%	$1,000.00	$1,002.19	$8.58
	Hypothetical (h)	1.71%	$1,000.00	$1,016.50	$8.64
I	Actual	0.71%	$1,000.00	$1,007.21	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.51	$3.60
R1	Actual	1.71%	$1,000.00	$1,003.47	$8.59
	Hypothetical (h)	1.71%	$1,000.00	$1,016.50	$8.64
R2	Actual	1.21%	$1,000.00	$1,005.97	$6.08
	Hypothetical (h)	1.21%	$1,000.00	$1,019.00	$6.12
R3	Actual	0.97%	$1,000.00	$1,007.23	$4.88
	Hypothetical (h)	0.97%	$1,000.00	$1,020.21	$4.91
R4	Actual	0.71%	$1,000.00	$1,008.50	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.51	$3.60
R6	Actual	0.61%	$1,000.00	$1,009.01	$3.07
	Hypothetical (h)	0.61%	$1,000.00	$1,022.01	$3.09
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
11/30/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 94.5%
Aerospace & Defense – 0.7%
Boeing Co., 5.805%, 5/01/2050		$1,040,000	$1,014,325
HEICO Corp., 5.35%, 8/01/2033		942,000	920,816
Thales S.A., 3.625%, 6/14/2029	EUR	1,700,000	1,844,377
Thales S.A., 4.25%, 10/18/2031		600,000	669,495
TransDigm, Inc., 6.75%, 8/15/2028 (n)		$2,075,000	2,078,712
			$6,527,725
Apparel Manufacturers – 0.2%
LVMH Moet Hennessy Louis Vuitton SE, 3.25%, 9/07/2029	EUR	1,200,000	$1,301,709
LVMH Moet Hennessy Louis Vuitton SE, 3.5%, 9/07/2033		400,000	434,327
Tapestry, Inc., 3.05%, 3/15/2032		$616,000	460,586
			$2,196,622
Asset-Backed & Securitized – 6.6%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.131%, 11/15/2054 (i)		$11,792,120	$579,087
ACREC 2021-FL1 Ltd., “C”, FLR, 7.594% ((SOFR - 1mo. + 0.11448%) + 2.15%), 10/16/2036 (n)		2,557,500	2,443,271
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 7.437% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)		204,000	197,623
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 7.037% ((SOFR - 1mo. + 0.11448%) + 1.6%), 5/15/2036 (n)		418,000	406,482
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 7.387% ((SOFR - 1mo. + 0.11448%) + 1.95%), 5/15/2036 (n)		1,359,500	1,291,246
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.037% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)		1,205,000	1,155,025
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 7.287% ((SOFR - 1mo. + 0.11448%) + 1.85%), 8/15/2034 (n)		1,049,500	996,401
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 7.624% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		3,751,000	3,585,087
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 8.324% (SOFR - 30 day + 3%), 1/15/2037 (n)		2,400,000	2,246,022
AREIT 2022-CRE6 Trust, “C”, FLR, 7.475% (SOFR - 30 day + 2.15%), 1/20/2037 (n)		533,500	507,982
AREIT 2022-CRE6 Trust, “D”, FLR, 8.175% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		569,500	535,264
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.729%, 4/15/2053 (i)		1,426,461	89,769
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.41%, 7/15/2054 (i)		9,692,173	600,961
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.734%, 2/15/2054 (i)		14,998,615	1,219,626
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.347%, 12/15/2055		1,004,922	1,008,790

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark 2020-B18 Mortgage Trust, “XA”, 1.91%, 7/15/2053 (i)	$12,628,805	$827,388
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.264%, 3/15/2054 (i)	6,394,317	340,668
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.996%, 6/15/2054 (i)	19,806,027	871,400
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.377%, 7/15/2054 (i)	20,200,524	1,244,160
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.386%, 8/15/2054 (i)	20,888,442	1,370,814
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.942%, 11/15/2055	394,000	377,481
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 7.487% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)	632,000	618,324
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.737% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)	572,500	557,704
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	159,585	151,376
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	297,566	272,635
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.744% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	1,100,000	1,014,121
BXMT 2021-FL4 Ltd., “B”, FLR, 6.994% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/15/2038 (n)	2,995,500	2,713,864
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	488,891	465,091
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	381,350	349,079
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	996,049	992,588
CNH Equipment Trust 2023-A, “A2”, 5.34%, 9/15/2026	586,549	584,439
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.883%, 4/15/2054 (i)	7,789,177	299,699
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.98%, 6/15/2063 (i)	11,352,444	567,135
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.146%, 6/15/2064 (i)	9,448,308	509,590
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.916%, 4/15/2065	2,344,000	1,958,247
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “AS”, 6.385%, 8/15/2056	1,857,391	1,842,743
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	624,325	622,437
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 7.578% (SOFR - 30 day + 2.25%), 2/23/2039 (n)	990,500	960,574

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 6.994% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/16/2038 (n)		$2,483,500	$2,399,846
GreatAmerica Leasing Receivables Funding LLC, 2023-1, “A2”, 5.35%, 2/16/2026 (n)		560,000	557,936
KREF 2021-FL2 Ltd., “B”, FLR, 7.094% ((SOFR - 1mo. + 0.114%) + 1.65%), 2/15/2039 (n)		2,155,000	1,979,199
LoanCore 2021-CRE5 Ltd., “B”, FLR, 7.437% ((SOFR - 1mo. + 0.11448%) + 2.0%), 7/15/2036 (n)		1,395,500	1,336,641
MF1 2021-FL5 Ltd., “B”, FLR, 6.894% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)		2,542,500	2,475,562
MF1 2021-FL5 Ltd., “C”, FLR, 7.144% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)		645,000	617,841
MF1 2021-FL6 Ltd., “AS”, FLR, 6.894% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/16/2036 (n)		2,500,000	2,431,684
MF1 2021-FL6 Ltd., “B”, FLR, 7.094% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)		3,800,000	3,648,043
MF1 2022-FL8 Ltd., “C”, FLR, 7.532% (SOFR - 30 day + 2.2%), 2/19/2037 (n)		1,130,366	1,083,856
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.414%, 5/15/2054 (i)		5,700,532	348,686
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.325%, 6/15/2054 (i)		17,144,946	950,567
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 6.575% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		947,000	947,927
RAC Bond Co. PLC, 4.87%, 5/06/2046	GBP	670,000	805,715
RAC Bond Co. PLC, 5.25%, 11/04/2046 (n)		1,950,000	2,072,153
Shelter Growth CRE 2021-FL3 Ltd., “C”, FLR, 7.587% ((SOFR - 1mo. + 0.11448%) + 2.15%), 9/15/2036 (n)		$1,212,000	1,148,770
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 7.244% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)		1,223,000	1,135,083
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 7.544% ((SOFR - 1mo. + 0.11448)% + 2.1%), 4/18/2038 (n)		238,000	209,937
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 6.844% ((SOFR - 1mo. + 0.11448%) + 1.4%), 3/15/2038 (n)		800,000	776,086
Wells Fargo Commercial Mortgage Trust, 2021-C59, “XA”, 1.654%, 4/15/2054 (i)		9,291,170	696,708
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.651%, 8/15/2054 (i)		15,573,383	1,175,443
Westlake Automobile Receivables Trust, 2023-1A, “A2B”, FLR, 6.174% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)		348,792	348,882
			$63,520,758

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Automotive – 0.6%
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 5/15/2028 (n)		$1,870,000	$1,886,783
Hyundai Capital America, 6.375%, 4/08/2030 (n)		825,000	846,174
LKQ Corp., 6.25%, 6/15/2033		505,000	505,378
RAC Bond Co. PLC, 5.25%, 11/04/2046	GBP	200,000	212,528
Volkswagen Group of America Finance LLC, 6.2%, 11/16/2028 (n)		$1,469,000	1,492,957
Volkswagen International Finance N.V., 7.5% to 9/06/2028, FLR (EUR Swap Rate - 5yr. + 4.292%) to 9/06/2033, FLR (EUR Swap Rate - 5yr. + 4.542%) to 9/06/2048, FLR (EUR Swap Rate - 5yr. + 5.292%) to 9/06/2172	EUR	400,000	450,095
Volkswagen International Finance N.V., 7.875% to 9/06/2032, FLR (EUR Swap Rate - 9yr. + 4.783%) to 9/06/2033, FLR (EUR Swap Rate - 9yr. + 5.033%) to 9/06/2052, FLR (EUR Swap Rate - 9yr. + 5.783%) to 9/06/2172		100,000	113,202
			$5,507,117
Broadcasting – 0.9%
Discovery Communications LLC, 4.125%, 5/15/2029		$1,860,000	$1,715,905
Prosus N.V., 3.061%, 7/13/2031 (n)		895,000	700,274
Prosus N.V., 4.027%, 8/03/2050		1,000,000	616,536
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	2,700,000	2,400,364
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		$976,000	860,991
WMG Acquisition Corp., 2.25%, 8/15/2031 (n)	EUR	1,764,000	1,605,381
WMG Acquisition Corp., 2.25%, 8/15/2031		1,360,000	1,237,708
			$9,137,159
Brokerage & Asset Managers – 0.5%
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029		$743,000	$740,217
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034		540,000	541,380
Low Income Investment Fund, 3.386%, 7/01/2026		310,000	287,099
Low Income Investment Fund, 3.711%, 7/01/2029		840,000	719,497
LPL Holdings, Inc., 4%, 3/15/2029 (n)		1,678,000	1,496,949
LSEG Netherlands B.V., 4.231%, 9/29/2030	EUR	720,000	804,355
			$4,589,497
Building – 0.8%
Heidelberg Materials Finance Luxembourg S.A., 4.875%, 11/21/2033	EUR	690,000	$763,890
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	1,020,000	925,187
Imerys S.A., 4.75%, 11/29/2029	EUR	1,500,000	1,625,484
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		$1,755,000	1,633,549

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$1,758,000	$1,652,203
Vulcan Materials Co., 3.5%, 6/01/2030		1,618,000	1,440,068
			$8,040,381
Business Services – 0.9%
Corning, Inc., 4.125%, 5/15/2031	EUR	1,150,000	$1,265,330
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$2,258,000	2,181,130
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	770,000	771,638
Fiserv, Inc., 4.4%, 7/01/2049		$931,000	765,573
Mastercard, Inc., 3.3%, 3/26/2027		1,960,000	1,870,481
Mastercard, Inc., 3.85%, 3/26/2050		691,000	564,447
Visa, Inc., 3.65%, 9/15/2047		1,125,000	889,920
			$8,308,519
Cable TV – 1.5%
Cable One, Inc., 4%, 11/15/2030 (n)		$1,367,000	$1,066,998
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		2,805,000	2,406,726
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025		481,000	473,107
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		1,000,000	743,893
Cox Communications, Inc., 5.45%, 9/15/2028 (n)		1,451,000	1,450,853
SES S.A., 3.5%, 1/14/2029	EUR	1,440,000	1,489,046
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		$1,607,000	1,435,841
Virgin Media Finance PLC, 3.75%, 7/15/2030	EUR	2,750,000	2,544,369
Ziggo B.V., 3.375%, 2/28/2030		2,875,000	2,460,470
			$14,071,303
Chemicals – 0.3%
Arkema S.A., 4.25%, 5/20/2030	EUR	500,000	$552,859
Arkema S.A., 1.5% to 1/21/2026, FLR (EUR Swap Rate-5yr. + 1.571%) to 1/21/2031, FLR (EUR Swap Rate-5yr. + 1.821%) to 1/21/2046, FLR (EUR Swap Rate-5yr. + 2.571%) to 1/21/2171		900,000	887,808
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		$500,000	454,263
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	1,286,000	1,135,728
			$3,030,658
Computer Software – 0.2%
Microsoft Corp., 3.3%, 2/06/2027		$774,000	$744,785
Microsoft Corp., 2.525%, 6/01/2050		888,000	571,615
Microsoft Corp., 2.675%, 6/01/2060		607,000	381,489
			$1,697,889

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – 0.2%
Apple, Inc., 3.2%, 5/11/2027 (f)		$1,023,000	$976,587
Apple, Inc., 4.5%, 2/23/2036 (f)		953,000	945,019
			$1,921,606
Conglomerates – 1.1%
Assa Abloy AB, 3.875%, 9/13/2030	EUR	510,000	$566,058
Assa Abloy AB, 4.125%, 9/13/2035		550,000	624,704
Carrier Global Corp., 4.5%, 11/29/2032		100,000	111,253
nVent Finance S.à r.l., 5.65%, 5/15/2033		$749,000	720,565
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)		1,639,000	1,612,584
Siemens Financieringsmaatschappij N.V., 3.625%, 2/24/2043	EUR	700,000	733,206
TriMas Corp., 4.125%, 4/15/2029 (n)		$2,982,000	2,592,231
Veralto Corp., 4.15%, 9/19/2031	EUR	649,000	708,749
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		$2,727,000	2,635,667
			$10,305,017
Consumer Products – 0.3%
JAB Holdings B.V., 2.25%, 12/19/2039	EUR	1,900,000	$1,482,388
Kenvue, Inc., 5.05%, 3/22/2053		$1,397,000	1,336,980
			$2,819,368
Consumer Services – 0.8%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$1,380,000	$1,340,923
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		1,366,000	974,240
Rentokil Initial PLC, 5%, 6/27/2032	GBP	1,230,000	1,468,812
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)		$1,754,000	1,389,403
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		2,893,000	2,516,910
			$7,690,288
Containers – 0.4%
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029 (n)	EUR	1,800,000	$1,510,072
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029		450,000	377,518
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 2.375%, 11/01/2027		1,100,000	1,041,742
DS Smith PLC, 4.5%, 7/27/2030		690,000	752,041
			$3,681,373
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 2.95%, 2/15/2032		$899,000	$732,637

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – 0.1%
Intel Corp., 5.7%, 2/10/2053		$631,000	$641,070
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		263,000	231,786
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033		191,000	182,364
SK Hynix, Inc., 6.375%, 1/17/2028 (n)		459,000	466,778
			$1,521,998
Emerging Market Quasi-Sovereign – 1.9%
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031		$600,000	$473,888
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		644,000	488,142
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028		850,000	765,048
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		3,445,000	2,901,407
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		1,200,000	1,194,000
Indian Railway Finance Corp., 2.8%, 2/10/2031		1,850,000	1,532,663
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		1,102,000	1,005,542
KazMunayGas National Co., JSC (Republic of Kazakhstan), 3.5%, 4/14/2033		637,000	493,675
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048		1,097,000	932,419
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		400,000	396,800
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		677,000	558,566
Petroleos Mexicanos, 10%, 2/07/2033		748,000	698,480
Petroleos Mexicanos, 7.69%, 1/23/2050		2,090,000	1,388,406
REC Ltd. (Republic of India), 5.625%, 4/11/2028 (n)		955,000	951,618
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,120,000	1,125,275
SPP-Distribucia A.S. (Republic of Slovakia), 1%, 6/09/2031	EUR	2,800,000	2,179,847
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		$1,000,000	1,008,750
			$18,094,526
Emerging Market Sovereign – 22.8%
Arab Republic of Egypt, 8.875%, 5/29/2050		$1,050,000	$608,632
Czech Republic, 2.5%, 8/25/2028	CZK	192,930,000	7,977,579
Czech Republic, 2%, 10/13/2033		57,500,000	2,103,927
Dominican Republic, 7.05%, 2/03/2031 (n)		$789,000	794,884
Dominican Republic, 4.875%, 9/23/2032		1,300,000	1,119,779
Dominican Republic, 5.875%, 1/30/2060		2,000,000	1,604,593
Federative Republic of Brazil, 10%, 1/01/2027	BRL	15,800,000	3,194,870
Federative Republic of Brazil, 10%, 1/01/2029		46,050,000	9,155,135

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Hellenic Republic, 4.375%, 7/18/2038	EUR	4,240,000	$4,758,506
Hellenic Republic (Republic of Greece), 3.875%, 6/15/2028 (n)		10,680,000	11,967,542
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)		14,486,000	13,680,957
Hellenic Republic (Republic of Greece), 4.25%, 6/15/2033 (n)		14,159,000	16,084,161
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		$700,000	453,390
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	472,232,000	11,129,425
Oriental Republic of Uruguay, 9.75%, 7/20/2033		99,594,000	2,562,116
People's Republic of China, 3.13%, 11/21/2029	CNY	60,000,000	8,664,651
People's Republic of China, 2.88%, 2/25/2033		85,770,000	12,262,044
Republic of Angola, 9.125%, 11/26/2049		$900,000	682,013
Republic of Benin, 6.875%, 1/19/2052	EUR	1,100,000	868,079
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		2,600,000	2,239,254
Republic of Hungary, 6.125%, 5/22/2028 (n)		$1,031,000	1,047,395
Republic of Hungary, 5.5%, 6/16/2034 (n)		1,064,000	1,013,151
Republic of Korea, 2.375%, 12/10/2027	KRW	14,000,000,000	10,354,829
Republic of Korea, 1.875%, 6/10/2029		37,064,110,000	26,237,426
Republic of Korea, 1.375%, 6/10/2030		27,332,080,000	18,418,474
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,460,000	1,328,669
Republic of Paraguay, 5.6%, 3/13/2048		2,000,000	1,671,817
Republic of Peru, 7.3%, 8/12/2033	PEN	34,400,000	9,296,791
Republic of Poland, 5.75%, 11/16/2032		$478,000	496,161
Republic of Romania, 2%, 1/28/2032	EUR	2,220,000	1,782,147
Republic of Senegal, 6.25%, 5/23/2033		$1,150,000	951,855
Republic of Serbia, 2.05%, 9/23/2036 (n)	EUR	696,000	479,552
Republic of Serbia, 2.05%, 9/23/2036		100,000	68,901
Sultanate of Oman, 7%, 1/25/2051		$2,550,000	2,564,586
United Mexican States, 7.5%, 6/03/2027	MXN	380,700,000	20,608,893
United Mexican States, 7.75%, 5/29/2031		191,900,000	10,138,874
United Mexican States, 4.875%, 5/19/2033		$849,000	788,744
United Mexican States, 6.35%, 2/09/2035		371,000	374,902
United Mexican States, 6.338%, 5/04/2053		496,000	473,196
			$220,007,900
Energy - Independent – 0.5%
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		$668,000	$627,670
Occidental Petroleum Corp., 6.45%, 9/15/2036		972,000	995,415
Pioneer Natural Resources Co., 2.15%, 1/15/2031		1,246,000	1,025,190
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		785,000	792,858
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,200,000	1,099,800
			$4,540,933

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 4.812%, 2/13/2033		$621,000	$602,734
BP Capital Markets B.V., 4.323%, 5/12/2035	EUR	830,000	914,815
BP Capital Markets B.V., 0.933%, 12/04/2040		760,000	501,937
Exxon Mobil Corp., 1.408%, 6/26/2039		1,010,000	755,579
			$2,775,065
Engineering - Construction – 0.1%
John Deere Bank S.A., 5.125%, 10/18/2028	GBP	712,000	$905,243
Entertainment – 0.2%
Motion Finco S.à r.l., 7.375%, 6/15/2030 (n)	EUR	1,424,000	$1,543,458
Financial Institutions – 1.0%
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		$773,000	$759,829
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		1,002,000	953,837
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		500,000	482,140
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)		1,246,593	1,166,113
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)		1,253,862	1,172,913
Grand City Properties S.A., 1.5%, 12/09/2069	EUR	1,200,000	539,003
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		$2,231,000	2,152,915
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025	EUR	780,000	713,185
Samhallsbyggnadsbolaget i Norden AB, 2.375%, 9/04/2026		740,000	561,596
Samhallsbyggnadsbolaget i Norden AB, 2.875% to 1/30/2027, FLR (EUR Swap Rate - 5yr. + 3.223%) to 1/30/32, FLR (EUR Swap Rate - 5yr. + 3.473%) to 1/30/47, FLR (EUR Swap Rate - 5yr. + 4.473%) to 1/30/2171		2,600,000	410,285
SBB Treasury Oyj, 0.75%, 12/14/2028		730,000	429,065
VGP N.V., 1.5%, 4/08/2029		900,000	734,702
			$10,075,583
Food & Beverages – 1.3%
Anheuser-Busch InBev S.A./N.V., 2%, 1/23/2035	EUR	810,000	$752,194
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$1,509,000	1,364,748
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		697,000	710,576
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		1,758,000	1,704,996
Carlsberg Breweries A/S, 4.25%, 10/05/2033	EUR	450,000	502,663
Central America Bottling Co., 5.25%, 4/27/2029 (n)		$960,000	875,290
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032		578,000	479,740
Constellation Brands, Inc., 4.75%, 12/01/2025		477,000	471,419
Constellation Brands, Inc., 3.15%, 8/01/2029		403,000	362,419
Constellation Brands, Inc., 2.25%, 8/01/2031		635,000	511,005
Danone S.A., 3.706%, 11/13/2029	EUR	800,000	882,371

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032		$1,595,000	$1,305,196
JDE Peet's N.V., 4.5%, 1/23/2034 (w)	EUR	300,000	327,626
JM Smucker Co., 6.5%, 11/15/2053		$903,000	959,586
Kraft Heinz Foods Co., 3.875%, 5/15/2027		893,000	858,370
Pernod Ricard S.A., 3.75%, 9/15/2033	EUR	500,000	547,008
			$12,615,207
Gaming & Lodging – 0.3%
IHG Finance LLC, 4.375%, 11/28/2029	EUR	250,000	$275,404
Las Vegas Sands Corp., 3.9%, 8/08/2029		$925,000	825,655
Marriott International, Inc., 2.85%, 4/15/2031		1,210,000	1,009,475
VICI Properties LP, REIT, 4.95%, 2/15/2030		650,000	604,419
			$2,714,953
Industrial – 0.2%
Arcadis N.V., 4.875%, 2/28/2028	EUR	909,000	$1,000,944
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,894,000	1,110,253
			$2,111,197
Insurance – 0.7%
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$1,200,000	$909,451
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043	EUR	920,000	1,073,002
Axa S.A., 5.5% to 7/11/2033, FLR (EURIBOR - 3mo. + 3.6%) to 7/11/2043		740,000	819,283
Corebridge Financial, Inc., 4.35%, 4/05/2042		$1,425,000	1,143,304
Equitable Holdings, Inc., 5.594%, 1/11/2033		907,000	891,048
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	1,800,000	1,501,067
Sogecap S.A., 6.5%, 5/16/2044		200,000	222,056
			$6,559,211
Insurance - Health – 0.3%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$1,611,000	$1,547,854
UnitedHealth Group, Inc., 3.5%, 8/15/2039		670,000	536,878
UnitedHealth Group, Inc., 3.25%, 5/15/2051		701,000	492,717
			$2,577,449

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – 0.7%
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/2029 (n)		$1,924,000	$1,680,428
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027 (n)		827,000	793,081
American International Group, Inc., 5.125%, 3/27/2033		758,000	736,905
Aon Corp./Aon Global Holdings PLC, 3.9%, 2/28/2052		931,000	700,076
Arthur J. Gallagher & Co., 6.5%, 2/15/2034		515,000	543,891
Arthur J. Gallagher & Co., 6.75%, 2/15/2054		693,000	752,758
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	1,850,000	1,304,591
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	685,000	707,786
			$7,219,516
International Market Quasi-Sovereign – 1.0%
Belfius Bank S.A., 4.125%, 9/12/2029	EUR	1,000,000	$1,100,371
Electricite de France S.A., 6.25%, 5/23/2033 (n)		$814,000	840,772
EnBW International Finance B.V., 4.3%, 5/23/2034	EUR	650,000	715,138
Landsbankinn hf. (Republic of Iceland), 0.375%, 5/23/2025		1,040,000	1,052,356
Landsbankinn hf. (Republic of Iceland), 6.375%, 3/12/2027		690,000	761,780
Logicor Financing S.à r.l., 1.625%, 1/17/2030		1,100,000	962,885
Logicor Financing S.à r.l., 0.875%, 1/14/2031		970,000	763,433
NBN Co. Ltd., 4.375%, 3/15/2033		1,113,000	1,238,880
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)		$1,122,000	1,148,342
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		878,000	684,092
P3 Group S.à r.l., 1.625%, 1/26/2029	EUR	870,000	780,262
			$10,048,311
International Market Sovereign – 16.4%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	11,534,000	$6,463,166
Federal Republic of Germany, 2.6%, 8/15/2033	EUR	7,050,000	7,766,841
Federal Republic of Germany, 0%, 8/15/2052		1,835,375	944,682
Government of Bermuda, 2.375%, 8/20/2030 (n)		$508,000	414,934
Government of Bermuda, 5%, 7/15/2032 (n)		1,933,000	1,828,618
Government of Canada, 1.25%, 6/01/2030	CAD	19,698,000	12,575,829
Government of Japan, 0.3%, 12/20/2039	JPY	1,794,000,000	10,499,002
Government of Japan, 1.7%, 6/20/2044		833,100,000	5,850,412
Government of Japan, 0.3%, 6/20/2046		641,250,000	3,316,499
Government of Japan, 0.4%, 3/20/2050		958,000,000	4,756,917
Government of New Zealand, 1.5%, 5/15/2031	NZD	15,116,000	7,379,074
Government of New Zealand, 3.5%, 4/14/2033		21,363,000	11,788,233
Government of New Zealand , 2%, 5/15/2032		13,628,000	6,741,308
Kingdom of Belgium, 3%, 6/22/2033 (n)	EUR	5,520,000	5,972,277
Kingdom of Belgium, 0.4%, 6/22/2040		3,970,000	2,671,283

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Kingdom of Spain, 3.15%, 4/30/2033	EUR	12,800,000	$13,620,705
Kingdom of Spain, 3.9%, 7/30/2039 (n)		9,529,000	10,368,446
Kingdom of Spain, 1%, 10/31/2050		5,699,000	3,146,940
Republic of Austria, 2.9%, 2/20/2033 (n)		4,609,000	4,964,329
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	32,655,000	32,232,912
United Kingdom Treasury, 1.75%, 9/07/2037		2,813,000	2,570,446
United Kingdom Treasury, 1.25%, 10/22/2041		2,639,000	1,984,091
			$157,856,944
Local Authorities – 0.0%
Province of British Columbia, 2.95%, 6/18/2050	CAD	765,000	$439,325
Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 5.5%, 1/12/2029		$1,027,000	$1,025,074
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	1,611,000	1,562,816
			$2,587,890
Major Banks – 3.3%
Banco BPM S.p.A., 4.625%, 11/29/2027	EUR	620,000	$680,107
Bank of America Corp., 4.134%, 6/12/2028		666,000	733,495
Bank of America Corp., 5.202% to 4/25/2028, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$1,223,000	1,204,248
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		1,214,000	986,278
BNP Paribas S.A., 4.75% to 11/13/2031, FLR (EURIBOR - 3mo. + 1.6%) to 11/12/2032	EUR	1,300,000	1,454,510
BNP Paribas S.A., FLR, 5.971% (LIBOR - 6mo. + 0.075%), 3/23/2172		$2,260,000	2,150,914
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034		725,000	705,560
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		1,696,000	1,337,690
Credit Agricole S.A., 4.375%, 11/27/2033	EUR	400,000	442,003
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		$622,000	489,787
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		487,000	358,111
HSBC Holdings PLC, 4.375%, 11/23/2026		1,182,000	1,141,434
HSBC Holdings PLC, 6.8%, 9/14/2031	GBP	600,000	783,716
HSBC Holdings PLC, 4.856% to 5/23/2032, FLR (EURIBOR - 3mo. + 1.942%) to 5/23/2033	EUR	1,070,000	1,195,059
JPMorgan Chase & Co., 1.47% to 9/22/2026, FLR (SOFR - 1 day + 0.765%) to 9/22/2027		$1,107,000	992,169
JPMorgan Chase & Co., 4.457% to 11/13/2030, FLR (EURIBOR - 3mo. + 1.28%) to 11/12/2031	EUR	1,390,000	1,550,853

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		$964,000	$757,812
JPMorgan Chase & Co., 3.328% to 4/22/2051, FLR (SOFR - 1 day + 1.58%) to 4/22/2052		1,457,000	1,014,451
Lloyds Banking Group PLC, 4.75%, 9/21/2031	EUR	630,000	699,030
mBank S.A., 0.966% to 9/21/2026, FLR (EURIBOR - 3mo. + 1.25%) to 9/21/2027		1,300,000	1,214,005
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		$800,000	748,042
Morgan Stanley, 3.125%, 7/27/2026		643,000	607,930
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		1,682,000	1,492,721
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		499,000	483,910
Toronto-Dominion Bank, 4.108%, 6/08/2027		867,000	833,836
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		2,055,000	1,602,907
UBS Group AG, 9.25% to 11/13/2028, FLR (CMT - 5yr. + 4.745%) to 5/13/2172 (n)		611,000	638,359
Unicaja Banco S.A., 1%, 12/01/2026	EUR	700,000	708,312
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$1,350,000	1,252,547
UniCredit S.p.A., 4.6% to 2/14/2029, FLR (EURIBOR - 3mo. + 1.5%) to 2/13/2030	EUR	1,140,000	1,258,250
Wells Fargo & Co., 3.526% to 3/24/2027, FLR (SOFR - 1 day + 1.51%) to 3/24/2028		$780,000	731,303
Wells Fargo & Co., 2.572% to 2/11/2030, FLR ((SOFR - 3mo. + 0.26161%) + 1%) to 2/11/2031		746,000	623,424
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		709,000	593,448
			$31,466,221
Medical & Health Technology & Services – 0.8%
Alcon Finance Corp., 2.6%, 5/27/2030 (n)		$1,443,000	$1,207,686
Becton, Dickinson and Co., 4.298%, 8/22/2032		428,000	397,490
CVS Health Corp., 5.25%, 1/30/2031		330,000	328,470
CVS Health Corp., 5.625%, 2/21/2053		929,000	880,096
HCA, Inc., 5.125%, 6/15/2039		1,208,000	1,084,889
IQVIA, Inc., 6.25%, 2/01/2029 (n)		714,000	724,719
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,500,000	866,095
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		675,000	662,123
Thermo Fisher Scientific Finance I B.V., 2%, 10/18/2051	EUR	920,000	638,900

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030		$755,000	$753,840
			$7,544,308
Metals & Mining – 0.6%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$451,000	$444,408
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		788,000	646,153
GrafTech Finance, Inc., 9.875%, 12/15/2028 (n)		827,000	649,195
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		2,408,000	2,132,950
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029	EUR	1,990,000	1,942,225
			$5,814,931
Midstream – 1.3%
Columbia Pipelines Operating Co. LLC, 5.927%, 8/15/2030 (n)		$988,000	$991,957
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		521,000	525,726
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		2,887,000	2,591,863
Enbridge, Inc., 5.7%, 3/08/2033		695,000	694,994
Enbridge, Inc., 8.5% to 1/15/2034, FLR (CMT - 5yr. + 4.431%) to 1/15/2054, FLR (CMT - 5yr. + 5.181%) to 1/15/2084		869,000	871,760
EQM Midstream Partners LP, 7.5%, 6/01/2030 (n)		2,022,000	2,086,535
Plains All American Pipeline LP, 3.55%, 12/15/2029		839,000	748,570
Targa Resources Corp., 4.2%, 2/01/2033		423,000	372,934
Targa Resources Corp., 4.95%, 4/15/2052		716,000	587,363
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)		1,988,000	1,950,958
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)		820,000	813,003
			$12,235,663
Mortgage-Backed – 8.9%
Fannie Mae, 5%, 8/01/2040		$279,641	$276,000
Fannie Mae, 4%, 9/01/2040 - 11/01/2044		181,670	170,280
Fannie Mae, 4.5%, 2/01/2041 - 4/01/2044		1,278,455	1,233,873
Fannie Mae, 3.5%, 9/01/2045 - 12/01/2047		628,997	568,853
Fannie Mae, UMBS, 5.5%, 4/01/2031 - 6/01/2053		2,851,192	2,814,373
Fannie Mae, UMBS, 2%, 10/01/2036 - 5/01/2052		10,385,373	8,447,499
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 5/01/2052		190,053	170,173
Fannie Mae, UMBS, 2.5%, 1/01/2050 - 2/01/2053		8,929,840	7,251,618
Fannie Mae, UMBS, 3%, 11/01/2051 - 7/01/2052		3,580,341	3,025,332
Fannie Mae, UMBS, 4%, 6/01/2052 - 12/01/2052		3,739,854	3,396,710
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 10/01/2052		1,361,054	1,275,314
Fannie Mae, UMBS, 6%, 12/01/2052 - 8/01/2053		441,657	442,966
Freddie Mac, 0.329%, 9/25/2026 (i)		62,189,000	379,639
Freddie Mac, 1.48%, 3/25/2027 (i)		1,517,000	60,413
Freddie Mac, 0.431%, 2/25/2028 (i)		46,151,000	565,696
Freddie Mac, 0.251%, 4/25/2028 (i)		46,683,000	278,044

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.253%, 5/25/2028 (i)	$47,225,000	$304,275
Freddie Mac, 1.915%, 4/25/2030 (i)	2,395,024	227,591
Freddie Mac, 1.985%, 4/25/2030 (i)	2,589,254	249,052
Freddie Mac, 1.769%, 5/25/2030 (i)	3,408,930	301,491
Freddie Mac, 1.906%, 5/25/2030 (i)	7,523,890	709,608
Freddie Mac, 1.435%, 6/25/2030 (i)	3,170,959	230,252
Freddie Mac, 1.704%, 8/25/2030 (i)	2,931,170	256,897
Freddie Mac, 1.263%, 9/25/2030 (i)	1,901,519	123,945
Freddie Mac, 1.172%, 11/25/2030 (i)	3,948,102	241,820
Freddie Mac, 0.419%, 1/25/2031 (i)	15,709,736	277,469
Freddie Mac, 0.611%, 3/25/2031 (i)	20,418,270	592,826
Freddie Mac, 1.039%, 7/25/2031 (i)	5,068,698	293,938
Freddie Mac, 0.632%, 9/25/2031 (i)	21,590,988	750,265
Freddie Mac, 0.665%, 12/25/2031 (i)	5,486,706	196,432
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	585,326	566,446
Freddie Mac, 5%, 7/01/2041	266,821	265,977
Freddie Mac, 4%, 4/01/2044	28,592	26,781
Freddie Mac, UMBS, 2%, 9/01/2036 - 3/01/2052	8,463,809	6,696,614
Freddie Mac, UMBS, 4.5%, 6/01/2038 - 7/01/2052	1,946,592	1,876,513
Freddie Mac, UMBS, 3%, 6/01/2050 - 6/01/2053	1,560,581	1,317,589
Freddie Mac, UMBS, 2.5%, 8/01/2051 - 7/01/2053	5,882,600	4,769,345
Freddie Mac, UMBS, 5%, 8/01/2052 - 4/01/2053	3,208,512	3,089,084
Freddie Mac, UMBS, 4%, 10/01/2052 - 3/01/2053	2,014,115	1,829,119
Freddie Mac, UMBS, 5.5%, 12/01/2052 - 8/01/2053	1,581,749	1,560,834
Freddie Mac, UMBS, 6%, 12/01/2052 - 12/01/2053	2,347,172	2,358,464
Ginnie Mae, 2.5%, 8/20/2051 - 10/20/2052	3,056,166	2,552,714
Ginnie Mae, 2%, 1/20/2052 - 5/20/2052	6,553,400	5,286,743
Ginnie Mae, 3%, 5/20/2052 - 10/20/2052	2,700,681	2,336,911
Ginnie Mae, 4%, 7/20/2052 - 11/20/2052	1,050,254	967,442
Ginnie Mae, 3.5%, 10/20/2052 - 11/20/2052	397,990	355,759
Ginnie Mae, 5%, 1/20/2053 - 9/20/2053	2,742,804	2,664,946
Ginnie Mae, 5.5%, 2/20/2053 - 4/20/2053	3,262,099	3,239,458
Ginnie Mae, TBA, 6%, 12/15/2053 - 1/15/2054	1,025,000	1,032,266
Ginnie Mae, TBA, 6.5%, 12/15/2053 - 1/15/2054	800,000	813,282
Ginnie Mae, TBA, 3.5%, 12/20/2053	1,900,000	1,698,229
UMBS, TBA, 2%, 12/25/2038	600,000	523,945
UMBS, TBA, 2.5%, 12/13/2053	1,762,217	1,426,570
UMBS, TBA, 6.5%, 12/13/2053	525,000	533,285
UMBS, TBA, 3.5%, 12/25/2053	4,000,000	3,507,093
		$86,408,053

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 1.0%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039		$1,035,000	$983,195
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037		1,060,000	916,173
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 4.949%, 7/01/2038		2,690,000	2,530,126
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052		1,830,000	1,809,184
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		1,040,000	802,929
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047		1,775,000	1,696,475
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		742,000	651,730
			$9,389,812
Natural Gas - Distribution – 0.2%
Engie S.A., 3.875%, 12/06/2033 (w)	EUR	500,000	$539,917
Engie S.A., 4.5%, 9/06/2042		400,000	436,850
Engie S.A., 4.25%, 1/11/2043		900,000	954,432
			$1,931,199
Natural Gas - Pipeline – 0.3%
APA Infrastructure Ltd., 0.75%, 3/15/2029	EUR	1,700,000	$1,556,750
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	1,750,000	1,518,103
			$3,074,853
Network & Telecom – 0.0%
Orange S.A., 3.875%, 9/11/2035	EUR	500,000	$551,946
Oil Services – 0.1%
MV24 Capital B.V., 6.748%, 6/01/2034		$924,649	$832,525
Oils – 0.3%
Neste Oyj, 3.875%, 5/21/2031	EUR	300,000	$328,079
Parkland Corp., 4.625%, 5/01/2030 (n)		$2,613,000	2,332,102
			$2,660,181
Other Banks & Diversified Financials – 2.1%
ABANCA Corp. Bancaria S.A., 5.875%, 4/02/2030	EUR	1,300,000	$1,443,210
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$700,000	713,496
AIB Group PLC, 5.25%, 10/23/2031	EUR	830,000	942,211
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		$1,240,000	950,600

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
BPCE S.A., 4.75% to 6/14/2033, FLR (EURIBOR - 3mo. + 1.83%) to 6/14/2034	EUR	300,000	$334,163
CaixaBank S.A., 4.25%, 9/06/2030		600,000	660,187
CaixaBank, S.A., 5% to 7/19/2028, FLR (EURIBOR - 3mo. + 1.65%) to 7/19/2029		600,000	666,883
Deutsche Bank AG, 1.875% to 2/23/2027, FLR (EURIBOR - 3mo. + 1.38%) to 2/23/2028		700,000	697,443
Deutsche Bank AG, 6.125% to 12/12/2029, FLR (SONIA + 2.621%) to 12/12/2030	GBP	1,000,000	1,221,910
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032	EUR	800,000	677,601
Deutsche Bank AG, 4%, 6/24/2032		700,000	703,726
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$900,000	874,950
Intesa Sanpaolo S.p.A., 5.125%, 8/29/2031	EUR	1,150,000	1,279,703
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)		$1,710,000	1,731,917
KBC Group N.V., 4.25% to 11/28/2028, FLR (EURIBOR - 3mo.) to 11/27/2029	EUR	900,000	982,099
M&T Bank Corp., 4.553% to 8/16/2027, FLR (SOFR - 1 day + 1.78%) to 8/16/2028		$788,000	733,625
Macquarie Group Ltd., 4.747%, 1/23/2030	EUR	555,000	616,084
Macquarie Group Ltd., 6.255% to 12/07/2033, FLR (SOFR - 1 day + 2.303%) to 12/06/2034 (n)(w)		$677,000	676,632
Shinhan Bank Co., Ltd., 4.375%, 4/13/2032 (n)		1,650,000	1,472,511
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		800,000	718,097
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		1,230,000	1,177,614
Virgin Money UK PLC, 7.625% to 8/23/2028, FLR (GBP Government Yield - 1yr. + 3.05%) to 8/23/2029	GBP	790,000	1,023,771
			$20,298,433
Pharmaceuticals – 0.4%
Bayer US Finance LLC, 6.375%, 11/21/2030 (n)		$1,607,000	$1,602,716
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033		1,055,000	1,026,328
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)		1,491,000	1,529,949
			$4,158,993
Pollution Control – 0.1%
Waste Management, Inc., 4.625%, 2/15/2033		$1,012,000	$979,285
Precious Metals & Minerals – 0.2%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$1,381,000	$1,119,259
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)		1,016,000	973,419
			$2,092,678

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.2%
Boston Properties LP, REIT, 3.65%, 2/01/2026		$814,000	$768,536
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		841,000	771,484
Corporate Office Property LP, REIT, 2%, 1/15/2029		382,000	302,273
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		791,000	604,872
			$2,447,165
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$963,000	$748,013
Extra Space Storage LP, 5.5%, 7/01/2030		1,058,000	1,042,110
Lexington Realty Trust Co., 2.7%, 9/15/2030		880,000	701,842
			$2,491,965
Real Estate - Retail – 0.2%
STORE Capital Corp., REIT, 2.75%, 11/18/2030		$1,370,000	$1,005,036
WEA Finance LLC, 2.875%, 1/15/2027 (n)		1,124,000	991,369
			$1,996,405
Restaurants – 0.1%
McDonalds's Corp., 3.875%, 2/20/2031	EUR	730,000	$801,566
Retailers – 0.2%
AutoZone, Inc., 4.75%, 8/01/2032		$1,018,000	$963,850
Home Depot, Inc., 3.625%, 4/15/2052		1,158,000	868,966
			$1,832,816
Specialty Chemicals – 0.3%
Covestro AG, 1.375%, 6/12/2030	EUR	950,000	$906,646
CTEC II GmbH, 5.25%, 2/15/2030 (n)		1,669,000	1,539,659
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$917,000	787,210
			$3,233,515
Specialty Stores – 0.3%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$781,000	$634,161
Dufry One B.V., 3.375%, 4/15/2028	EUR	1,100,000	1,110,157
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		$1,344,000	764,037
			$2,508,355
Supranational – 1.1%
European Financial Stability Facility, 3%, 9/04/2034	EUR	4,992,000	$5,338,157
European Union, 3.25%, 7/04/2034		4,575,000	5,004,229
			$10,342,386

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – 0.7%
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$1,244,000	$1,187,499
Millicom International Cellular S.A., 5.125%, 1/15/2028		720,000	650,274
Rogers Communications, Inc., 3.8%, 3/15/2032		1,162,000	1,011,450
TDF Infrastructure S.A.S., 5.625%, 7/21/2028	EUR	400,000	446,081
T-Mobile USA, Inc., 3.875%, 4/15/2030		$1,220,000	1,120,588
T-Mobile USA, Inc., 5.75%, 1/15/2034		600,000	610,843
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	860,000	711,225
Vodafone Group PLC, 5.625%, 2/10/2053		$730,000	693,804
			$6,431,764
Telephone Services – 0.2%
Deutsche Telekom AG, 1.375%, 7/05/2034	EUR	1,180,000	$1,051,844
TELUS Corp., 2.85%, 11/13/2031	CAD	1,475,000	914,001
			$1,965,845
Tobacco – 0.1%
B.A.T. International Finance PLC, 2.25%, 1/16/2030	EUR	830,000	$786,364
Philip Morris International, Inc., 5.125%, 11/17/2027		$734,000	734,525
			$1,520,889
Transportation - Services – 1.1%
Aeroporti Di Roma S.p.A, 4.875%, 7/10/2033	EUR	1,170,000	$1,288,150
Autostrade per l'Italia S.p.A., 4.75%, 1/24/2031		910,000	984,124
Autostrade per l'Italia S.p.A., 5.125%, 6/14/2033		410,000	445,282
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)(w)		$1,197,000	1,208,499
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	800,000	716,651
Q-Park Holding I B.V., 2%, 3/01/2027		3,100,000	3,112,939
Transurban Finance Co. Pty Ltd., 4.225%, 4/26/2033		1,150,000	1,264,841
Triton International Ltd., 3.15%, 6/15/2031 (n)		$1,009,000	773,466
United Parcel Service, 5.05%, 3/03/2053		1,338,000	1,291,259
			$11,085,211
U.S. Treasury Obligations – 2.7%
U.S. Treasury Bonds, 3.875%, 5/15/2043 (f)		$8,249,000	$7,351,921
U.S. Treasury Bonds, 3.625%, 5/15/2053 (f)		1,422,000	1,213,811
U.S. Treasury Notes, 4.875%, 10/31/2030		17,469,000	17,993,070
			$26,558,802
Utilities - Electric Power – 3.1%
Adani Transmission Ltd., 4.25%, 5/21/2036		$1,020,500	$766,398
American Electric Power Co., Inc., 5.699%, 8/15/2025		413,000	413,267
American Electric Power Co., Inc., 5.625%, 3/01/2033		600,000	601,032
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		1,316,000	1,066,999
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		222,000	203,457

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		$185,000	$151,182
Bruce Power LP, 2.68%, 12/21/2028	CAD	1,650,000	1,093,709
Calpine Corp., 4.625%, 2/01/2029 (n)		$1,387,000	1,256,232
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		3,194,000	2,672,345
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026	EUR	2,300,000	2,339,868
Duke Energy Florida LLC, 6.2%, 11/15/2053		$643,000	682,490
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	1,150,000	1,451,005
EDP Servicios Financieros Espana S.A., 4.375%, 4/04/2032	EUR	540,000	602,867
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$505,000	463,417
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		950,000	739,684
Energuate Trust, 5.875%, 5/03/2027		600,000	555,222
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		620,000	601,586
ENGIE Energía Chile S.A., 4.5%, 1/29/2025		858,000	832,518
EPH Financing International A.S., 6.651%, 11/13/2028	EUR	1,293,000	1,405,331
Florida Power & Light Co., 2.875%, 12/04/2051		$710,000	452,678
Georgia Power Co., 4.95%, 5/17/2033		1,276,000	1,234,926
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		620,000	570,400
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		294,000	237,943
Listrindo Capital B.V., 4.95%, 9/14/2026		896,000	859,481
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		1,337,321	1,227,428
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	1,000,000	761,196
National Grid PLC, 4.275%, 1/16/2035	EUR	490,000	525,528
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025		$509,000	510,833
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		508,000	508,312
Pacific Gas & Electric Co., 6.1%, 1/15/2029		623,000	625,974
Pacific Gas & Electric Co., 6.4%, 6/15/2033		370,000	374,390
PPL Electric Utilities Corp, 1st Mortgage, 5.25%, 5/15/2053		1,042,000	991,400
Southern Co., 1.875%, 9/15/2081	EUR	100,000	88,986
SSE PLC, 4%, 9/05/2031		800,000	882,608
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		$648,640	635,979
WEC Energy Group, Inc., 1.8%, 10/15/2030		930,000	731,494
Xcel Energy, Inc., 4.6%, 6/01/2032		766,000	716,084
			$29,834,249
Utilities - Gas – 0.1%
EP Infrastructure A.S., 2.045%, 10/09/2028	EUR	1,598,000	$1,415,473
Total Bonds (Identified Cost, $953,107,450)			$911,878,113
Investment Companies (h) – 5.8%
Money Market Funds – 5.8%
MFS Institutional Money Market Portfolio, 5.46% (v) (Identified Cost, $55,498,127)		55,496,369	$55,501,918

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 40 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – December 2023 @ 4.375% (Premiums Paid, $337,842)	Put	Goldman Sachs International	$ 58,106,921	EUR 50,270,000	$31,649

Other Assets, Less Liabilities – (0.3)%	(2,512,616)
Net Assets – 100.0%	$964,899,064

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $55,501,918 and $911,909,762, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $219,761,797, representing 22.8% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BZDIOVRA	Brazil Interbank Deposit Rate
CFRR	China Fixing Repo Rate
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.

Portfolio of Investments – continued
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 11/30/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	14,479,923	USD	9,358,280	BNP Paribas S.A.	1/19/2024	$223,933
AUD	8,392,039	USD	5,397,200	JPMorgan Chase Bank N.A.	1/19/2024	156,303
AUD	3,792,652	USD	2,413,988	State Street Bank Corp.	1/19/2024	95,832
BRL	23,916,279	USD	4,820,596	Barclays Bank PLC	12/04/2023	38,412
BRL	89,651,657	USD	18,165,044	Citibank N.A.	12/04/2023	49,249
BRL	24,134,947	USD	4,890,071	Goldman Sachs International	12/04/2023	13,363
CAD	6,467,623	USD	4,757,599	Brown Brothers Harriman	1/19/2024	12,361
CAD	3,215,849	USD	2,357,671	JPMorgan Chase Bank N.A.	1/19/2024	14,061
CNH	42,025,000	USD	5,788,734	JPMorgan Chase Bank N.A.	1/19/2024	113,589
CNH	24,510,000	USD	3,360,700	Merrill Lynch International	1/19/2024	81,678
EUR	279,293	USD	295,987	Deutsche Bank AG	1/19/2024	8,682
EUR	2,625,140	USD	2,852,727	Goldman Sachs International	1/19/2024	10,927
EUR	8,565,723	USD	9,181,171	HSBC Bank	1/19/2024	162,812
EUR	169,865	USD	179,640	JPMorgan Chase Bank N.A.	1/19/2024	5,658
EUR	18,541	USD	19,879	Morgan Stanley Capital Services, Inc.	1/19/2024	346
EUR	6,541,064	USD	6,948,746	UBS AG	1/19/2024	186,624

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
GBP	7,633,895	USD	9,437,951	Deutsche Bank AG	1/19/2024	$203,386
GBP	1,420,761	USD	1,726,715	HSBC Bank	1/19/2024	67,655
GBP	1,307,256	USD	1,621,804	State Street Bank Corp.	1/19/2024	29,213
HUF	5,696,760	USD	15,453	Goldman Sachs International	1/19/2024	775
JPY	390,978,412	USD	2,652,399	Barclays Bank PLC	1/19/2024	5,332
JPY	139,645,032	USD	939,784	Citibank N.A.	1/19/2024	9,473
JPY	715,724,579	USD	4,826,619	JPMorgan Chase Bank N.A.	1/19/2024	38,619
JPY	366,421,650	USD	2,457,240	UBS AG	1/19/2024	33,563
KRW	12,515,614,178	USD	9,604,492	Barclays Bank PLC	1/26/2024	128,112
KRW	1,507,572,095	USD	1,136,050	Citibank N.A.	1/26/2024	36,294
KRW	11,936,600,000	USD	9,228,854	Merrill Lynch International	2/16/2024	64,362
KRW	10,195,380,000	USD	7,934,148	Morgan Stanley Capital Services, Inc.	2/16/2024	3,445
NOK	51,575,015	USD	4,732,640	Deutsche Bank AG	1/19/2024	40,794
NOK	3,448,000	USD	315,392	Merrill Lynch International	1/19/2024	3,732
NZD	3,326,685	USD	1,958,132	HSBC Bank	1/19/2024	90,827
NZD	28,367,858	USD	16,860,294	State Street Bank Corp.	1/19/2024	611,930
SEK	2,098,000	USD	193,250	State Street Bank Corp.	1/19/2024	6,957
SEK	252,106,890	USD	23,230,239	UBS AG	1/19/2024	827,667
TOF	168,372,485	USD	4,771,786	JPMorgan Chase Bank N.A.	1/19/2024	4,376
USD	414,885	AUD	625,543	State Street Bank Corp.	1/19/2024	927
USD	4,261,221	BRL	20,862,939	Citibank N.A.	12/04/2023	22,553
USD	1,415,381	BRL	6,994,358	Goldman Sachs International	2/02/2024	4,260
USD	3,455,563	BRL	16,972,000	Goldman Sachs International	2/22/2024	38,169
USD	2,339,425	EUR	2,142,764	JPMorgan Chase Bank N.A.	1/19/2024	1,976
USD	545,548	EUR	496,020	Morgan Stanley Capital Services, Inc.	1/19/2024	4,461
USD	7,053,599	EUR	6,438,443	State Street Bank Corp.	1/19/2024	30,174
USD	2,018,073	EUR	1,842,255	UBS AG	1/19/2024	8,435
USD	575,116	GBP	455,242	Morgan Stanley Capital Services, Inc.	1/19/2024	161
USD	2,557,540	MXN	44,686,861	State Street Bank Corp.	1/19/2024	4,702
						$3,496,160
Liability Derivatives
BRL	20,862,939	USD	4,230,289	Citibank N.A.	2/02/2024	$(21,166)
CNH	104,935,250	USD	14,758,925	JPMorgan Chase Bank N.A.	1/19/2024	(20,990)
EUR	13,369,450	USD	14,629,702	HSBC Bank	1/19/2024	(45,537)
EUR	562,490	USD	616,552	State Street Bank Corp.	1/19/2024	(2,957)
EUR	2,116,998	USD	2,312,209	UBS AG	1/19/2024	(2,865)
JPY	569,041,574	USD	3,869,832	JPMorgan Chase Bank N.A.	1/19/2024	(1,692)
USD	29,673,658	AUD	46,770,680	State Street Bank Corp.	1/19/2024	(1,277,239)
USD	2,135,369	AUD	3,317,629	UBS AG	1/19/2024	(60,101)
USD	2,665,419	BRL	13,229,805	Barclays Bank PLC	2/02/2024	(3,710)
USD	4,845,766	BRL	23,916,279	Barclays Bank PLC	12/04/2023	(13,242)
USD	13,720,508	BRL	68,788,718	Citibank N.A.	12/04/2023	(255,115)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	4,790,105	BRL	24,134,947	Goldman Sachs International	12/04/2023	$(113,328)
USD	3,504,057	CAD	4,763,520	Brown Brothers Harriman	1/19/2024	(9,104)
USD	10,274,591	CAD	14,028,628	State Street Bank Corp.	1/19/2024	(71,714)
USD	4,763,793	CAD	6,460,013	UBS AG	1/19/2024	(555)
USD	44,230,308	CNH	322,568,544	Goldman Sachs International	1/19/2024	(1,073,766)
USD	9,650,870	CZK	225,400,903	HSBC Bank	1/19/2024	(428,542)
USD	2,834,066	EUR	2,666,799	Brown Brothers Harriman	1/19/2024	(75,032)
USD	963,140	EUR	908,871	Citibank N.A.	1/19/2024	(28,309)
USD	222,925,274	EUR	209,842,832	Deutsche Bank AG	1/19/2024	(5,983,347)
USD	6,177,451	EUR	5,724,677	HSBC Bank	1/19/2024	(67,354)
USD	10,874,973	EUR	10,130,837	JPMorgan Chase Bank N.A.	1/19/2024	(176,327)
USD	225,132	EUR	211,647	Merrill Lynch International	1/19/2024	(5,746)
USD	604,550	EUR	555,000	NatWest Markets PLC	1/19/2024	(875)
USD	2,779,648	EUR	2,583,796	State Street Bank Corp.	1/19/2024	(38,908)
USD	3,396,220	EUR	3,171,445	UBS AG	1/19/2024	(63,373)
USD	1,125,815	GBP	916,382	Citibank N.A.	1/19/2024	(31,543)
USD	50,470,914	GBP	41,396,836	HSBC Bank	1/19/2024	(1,811,810)
USD	7,077,229	GBP	5,722,842	JPMorgan Chase Bank N.A.	1/19/2024	(150,516)
USD	17,685,381	GBP	14,579,571	UBS AG	1/19/2024	(728,096)
USD	24,428,249	JPY	3,600,860,719	Barclays Bank PLC	1/19/2024	(49,106)
USD	5,279,924	JPY	787,169,022	State Street Bank Corp.	1/19/2024	(70,967)
USD	751,985	KRW	982,317,500	Barclays Bank PLC	1/09/2024	(11,111)
USD	11,340,977	KRW	14,626,117,679	Barclays Bank PLC	2/16/2024	(46,158)
USD	68,629,757	KRW	90,825,993,545	Citibank N.A.	1/26/2024	(1,999,896)
USD	16,408,265	MXN	302,901,504	HSBC Bank	1/19/2024	(895,672)
USD	301,555	NOK	3,296,735	Merrill Lynch International	1/19/2024	(3,568)
USD	467,479	NZD	791,068	Merrill Lynch International	1/19/2024	(19,753)
USD	51,980,450	NZD	87,782,572	State Street Bank Corp.	1/19/2024	(2,086,264)
USD	9,016,044	PEN	35,013,807	Barclays Bank PLC	1/29/2024	(331,200)
USD	23,354,289	SEK	253,685,875	UBS AG	1/19/2024	(854,296)
USD	106,271	SGD	145,053	UBS AG	1/19/2024	(2,408)
USD	4,656,983	TOF	167,814,378	Barclays Bank PLC	1/16/2024	(102,184)
USD	12,838	TWD	413,810	Barclays Bank PLC	1/30/2024	(500)
						$(19,035,942)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	257	$22,681,985	March – 2024	$173,910
Euro-Bobl 5 yr	Long	EUR	631	80,704,112	December – 2023	748,822
Euro-Bund 10 yr	Long	EUR	106	15,263,753	December – 2023	446,134

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
Euro-Schatz 2 yr	Short	EUR	612	$70,203,483	December – 2023	$31,929
U.S. Treasury Note 2 yr	Long	USD	285	58,271,367	March – 2024	162,664
U.S. Treasury Bond 30 yr	Long	USD	116	13,506,750	March – 2024	152,719
U.S. Treasury Note 10 yr	Long	USD	249	27,339,422	March – 2024	160,929
U.S. Treasury Note 5 yr	Long	USD	448	47,869,500	March – 2024	258,531
U.S. Treasury Ultra Bond 30 yr	Long	USD	81	9,963,000	March – 2024	176,771
U.S. Treasury Ultra Note 10 yr	Long	USD	179	20,319,297	March – 2024	136,259
						$2,448,668
Liability Derivatives
Interest Rate Futures
Euro-Buxl 30 yr	Long	EUR	1	$141,614	December – 2023	$(1,265)
Long Gilt 10 yr	Long	GBP	134	16,355,191	March – 2024	(24,127)
						$(25,392)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
1/02/26	BRL	31,200,000	centrally cleared	11.095% / At Maturity	Average Daily BZDIOVRA / At Maturity	$68,229	$—	$68,229
Liability Derivatives
Interest Rate Swaps
1/02/26	BRL	31,200,000	centrally cleared	10.48% / At Maturity	Average Daily BZDIOVRA / At Maturity	$(2,985)	$—	$(2,985)
1/04/27	BRL	32,700,000	centrally cleared	10.3625% / At Maturity	Average Daily BZDIOVRA / At Maturity	(4,680)	—	(4,680)
12/20/28	CNY	149,000,000	centrally cleared	2.45% / Quarterly	CFRR / Quarterly	(1,031)	(966)	(1,997)
						$(8,696)	$(966)	$(9,662)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
6/20/28	EUR	1,350,000	Barclays Bank PLC	5.00% / Quarterly	(1)	$54,635	$180,530	$235,165
1) Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore PLC, 1.75%, 3/17/25, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and

Portfolio of Investments – continued
Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At November 30, 2023, the fund had cash collateral of $10,972,000 and other liquid securities with an aggregate value of $ 7,230,934 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $953,445,292)	$911,909,762
Investments in affiliated issuers, at value (identified cost, $55,498,127)	55,501,918
Restricted cash for
Forward foreign currency exchange contracts	10,972,000
Receivables for
Forward foreign currency exchange contracts	3,496,160
Investments sold	6,503,686
TBA sale commitments	1,369,447
Fund shares sold	1,418,724
Interest and dividends	10,587,216
Uncleared swaps, at value (net of unamortized premiums paid, $180,530)	235,165
Total assets	$1,001,994,078
Liabilities
Payable to custodian	$32,504
Payables for
Distributions	1,667
Net daily variation margin on open cleared swap agreements	42,914
Forward foreign currency exchange contracts	19,035,942
Net daily variation margin on open futures contracts	1,150,427
Investments purchased	2,936,785
When-issued investments purchased	2,757,762
TBA purchase commitments	10,738,843
Fund shares reacquired	129,705
Payable to affiliates
Investment adviser	28,272
Administrative services fee	810
Shareholder servicing costs	10,768
Distribution and service fees	255
Payable for independent Trustees' compensation	209
Accrued expenses and other liabilities	228,151
Total liabilities	$37,095,014
Net assets	$964,899,064

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$1,117,951,768
Total distributable earnings (loss)	(153,052,704)
Net assets	$964,899,064
Shares of beneficial interest outstanding	123,391,582

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$13,538,293	1,721,358	$7.86
Class B	96,717	12,362	7.82
Class C	328,082	41,925	7.83
Class I	10,244,621	1,309,149	7.83
Class R1	529,590	67,717	7.82
Class R2	410,566	52,502	7.82
Class R3	498,902	63,805	7.82
Class R4	192,485	24,591	7.83
Class R6	939,059,808	120,098,173	7.82

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.21 [100 / 95.75 x $7.86]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$40,547,036
Dividends from affiliated issuers	1,430,996
Other	16,338
Foreign taxes withheld	(23,281)
Total investment income	$41,971,089
Expenses
Management fee	$5,285,134
Distribution and service fees	50,262
Shareholder servicing costs	69,757
Administrative services fee	149,406
Independent Trustees' compensation	17,975
Custodian fee	170,089
Shareholder communications	13,942
Audit and tax fees	89,097
Legal fees	5,122
Miscellaneous	216,343
Total expenses	$6,067,127
Fees paid indirectly	(39,076)
Reduction of expenses by investment adviser	(123,045)
Net expenses	$5,905,006
Net investment income (loss)	$36,066,083

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(62,745,365)
Affiliated issuers	12,985
Written options	106,132
Futures contracts	(13,614,413)
Swap agreements	585,171
Forward foreign currency exchange contracts	(16,664,980)
Foreign currency	141,765
Net realized gain (loss)	$(92,178,705)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$69,091,877
Affiliated issuers	3,279
Futures contracts	674,760
Swap agreements	259,150
Forward foreign currency exchange contracts	14,257,597
Translation of assets and liabilities in foreign currencies	48,334
Net unrealized gain (loss)	$84,334,997
Net realized and unrealized gain (loss)	$(7,843,708)
Change in net assets from operations	$28,222,375
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/23	11/30/22
Change in net assets
From operations
Net investment income (loss)	$36,066,083	$27,670,839
Net realized gain (loss)	(92,178,705)	(13,464,886)
Net unrealized gain (loss)	84,334,997	(136,846,051)
Change in net assets from operations	$28,222,375	$(122,640,098)
Distributions to shareholders	$(40,867,860)	$(53,126,048)
Tax return of capital distributions to shareholders	$—	$(8,616,179)
Change in net assets from fund share transactions	$18,780,715	$(49,743,385)
Total change in net assets	$6,135,230	$(234,125,710)
Net assets
At beginning of period	958,763,834	1,192,889,544
At end of period	$964,899,064	$958,763,834
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.96	$9.33	$9.82	$9.11	$8.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.18	$0.13	$0.10	$0.16
Net realized and unrealized gain (loss)	(0.06)	(1.10)	(0.28)	0.75	0.67
Total from investment operations	$0.21	$(0.92)	$(0.15)	$0.85	$0.83
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.18)	$(0.13)	$(0.16)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.45)	$(0.34)	$(0.14)	$(0.16)
Net asset value, end of period (x)	$7.86	$7.96	$9.33	$9.82	$9.11
Total return (%) (r)(s)(t)(x)	2.68	(10.28)	(1.64)	9.55	9.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.95	1.05	1.10	1.13
Expenses after expense reductions (f)	0.95	0.94	0.99	1.04	1.05
Net investment income (loss)	3.41	2.23	1.40	1.13	1.78
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$13,538	$15,419	$21,218	$19,934	$16,487
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.92	$9.28	$9.77	$9.06	$8.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.12	$0.06	$0.04	$0.09
Net realized and unrealized gain (loss)	(0.06)	(1.09)	(0.29)	0.74	0.67
Total from investment operations	$0.15	$(0.97)	$(0.23)	$0.78	$0.76
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.10)	$(0.06)	$(0.10)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.39)	$(0.26)	$(0.07)	$(0.10)
Net asset value, end of period (x)	$7.82	$7.92	$9.28	$9.77	$9.06
Total return (%) (r)(s)(t)(x)	1.91	(10.92)	(2.40)	8.78	9.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.70	1.80	1.86	1.88
Expenses after expense reductions (f)	1.70	1.69	1.75	1.79	1.80
Net investment income (loss)	2.62	1.47	0.64	0.42	1.04
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$97	$165	$268	$373	$605
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.92	$9.28	$9.77	$9.06	$8.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.12	$0.06	$0.04	$0.09
Net realized and unrealized gain (loss)	(0.05)	(1.09)	(0.29)	0.74	0.67
Total from investment operations	$0.16	$(0.97)	$(0.23)	$0.78	$0.76
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.10)	$(0.06)	$(0.10)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.39)	$(0.26)	$(0.07)	$(0.10)
Net asset value, end of period (x)	$7.83	$7.92	$9.28	$9.77	$9.06
Total return (%) (r)(s)(t)(x)	2.04	(10.92)	(2.40)	8.78	9.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.70	1.80	1.86	1.88
Expenses after expense reductions (f)	1.70	1.69	1.75	1.79	1.80
Net investment income (loss)	2.65	1.47	0.63	0.44	1.04
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$328	$420	$812	$1,353	$2,229
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.92	$9.29	$9.78	$9.07	$8.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.21	$0.16	$0.12	$0.18
Net realized and unrealized gain (loss)	(0.05)	(1.11)	(0.29)	0.76	0.66
Total from investment operations	$0.24	$(0.90)	$(0.13)	$0.88	$0.84
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.20)	$(0.16)	$(0.18)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.47)	$(0.36)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$7.83	$7.92	$9.29	$9.78	$9.07
Total return (%) (r)(s)(t)(x)	3.07	(10.11)	(1.40)	9.86	10.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.70	0.80	0.85	0.88
Expenses after expense reductions (f)	0.70	0.68	0.74	0.79	0.80
Net investment income (loss)	3.66	2.48	1.64	1.30	2.05
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$10,245	$9,541	$12,395	$9,731	$862
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.91	$9.28	$9.77	$9.07	$8.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.12	$0.06	$0.03	$0.09
Net realized and unrealized gain (loss)	(0.05)	(1.10)	(0.29)	0.75	0.68
Total from investment operations	$0.16	$(0.98)	$(0.23)	$0.78	$0.77
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.10)	$(0.07)	$(0.10)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.39)	$(0.26)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$7.82	$7.91	$9.28	$9.77	$9.07
Total return (%) (r)(s)(t)(x)	2.05	(11.03)	(2.40)	8.66	9.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.70	1.80	1.85	1.88
Expenses after expense reductions (f)	1.70	1.69	1.74	1.79	1.80
Net investment income (loss)	2.66	1.51	0.65	0.33	1.03
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$530	$579	$615	$494	$243
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.91	$9.28	$9.77	$9.06	$8.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.16	$0.11	$0.07	$0.14
Net realized and unrealized gain (loss)	(0.05)	(1.10)	(0.29)	0.76	0.67
Total from investment operations	$0.20	$(0.94)	$(0.18)	$0.83	$0.81
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.15)	$(0.11)	$(0.14)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.02)	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.43)	$(0.31)	$(0.12)	$(0.14)
Net asset value, end of period (x)	$7.82	$7.91	$9.28	$9.77	$9.06
Total return (%) (r)(s)(t)(x)	2.56	(10.58)	(1.91)	9.32	9.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.20	1.30	1.35	1.38
Expenses after expense reductions (f)	1.21	1.19	1.24	1.29	1.30
Net investment income (loss)	3.17	2.00	1.16	0.79	1.53
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$411	$656	$822	$621	$240
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.92	$9.28	$9.77	$9.07	$8.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.19	$0.13	$0.10	$0.16
Net realized and unrealized gain (loss)	(0.06)	(1.10)	(0.28)	0.75	0.67
Total from investment operations	$0.21	$(0.91)	$(0.15)	$0.85	$0.83
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.18)	$(0.14)	$(0.16)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.31)	$(0.45)	$(0.34)	$(0.15)	$(0.16)
Net asset value, end of period (x)	$7.82	$7.92	$9.28	$9.77	$9.07
Total return (%) (r)(s)(t)(x)	2.68	(10.24)	(1.66)	9.47	9.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.95	1.05	1.10	1.13
Expenses after expense reductions (f)	0.95	0.94	1.00	1.04	1.05
Net investment income (loss)	3.40	2.25	1.39	1.02	1.80
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$499	$435	$566	$510	$60
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.92	$9.29	$9.77	$9.07	$8.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.21	$0.15	$0.12	$0.18
Net realized and unrealized gain (loss)	(0.05)	(1.11)	(0.27)	0.75	0.67
Total from investment operations	$0.24	$(0.90)	$(0.12)	$0.87	$0.85
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.18)	$(0.20)	$(0.16)	$(0.18)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.47)	$(0.36)	$(0.17)	$(0.18)
Net asset value, end of period (x)	$7.83	$7.92	$9.29	$9.77	$9.07
Total return (%) (r)(s)(t)(x)	3.07	(10.11)	(1.30)	9.74	10.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.70	0.81	0.84	0.88
Expenses after expense reductions (f)	0.70	0.69	0.76	0.79	0.80
Net investment income (loss)	3.67	2.51	1.61	1.33	2.03
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$192	$181	$213	$557	$77
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	11/30/23	11/30/22	11/30/21	11/30/20	11/30/19
Net asset value, beginning of period	$7.91	$9.28	$9.76	$9.06	$8.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.21	$0.17	$0.13	$0.19
Net realized and unrealized gain (loss)	(0.04)	(1.10)	(0.28)	0.75	0.67
Total from investment operations	$0.25	$(0.89)	$(0.11)	$0.88	$0.86
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.21)	$(0.17)	$(0.19)
From net realized gain	(0.15)	(0.26)	(0.16)	(0.01)	—
From tax return of capital	—	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.48)	$(0.37)	$(0.18)	$(0.19)
Net asset value, end of period (x)	$7.82	$7.91	$9.28	$9.76	$9.06
Total return (%) (r)(s)(t)(x)	3.16	(10.05)	(1.22)	9.84	10.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.61	0.70	0.77	0.78
Expenses after expense reductions (f)	0.61	0.60	0.65	0.71	0.70
Net investment income (loss)	3.76	2.58	1.75	1.46	2.13
Portfolio turnover	139	150	216	210	126
Net assets at end of period (000 omitted)	$939,060	$931,367	$1,155,980	$728,743	$630,673

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Opportunistic Bond Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2023, the fund did not have more than 25% of its assets invested in any one industry.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume

Notes to Financial Statements  - continued
prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts and swap agreements. The following is a summary of the levels used as of November 30, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$26,558,802	$—	$26,558,802
Non - U.S. Sovereign Debt	—	416,350,067	—	416,350,067
Municipal Bonds	—	9,389,812	—	9,389,812
U.S. Corporate Bonds	—	153,481,559	—	153,481,559
Residential Mortgage-Backed Securities	—	86,408,053	—	86,408,053
Commercial Mortgage-Backed Securities	—	26,578,875	—	26,578,875
Asset-Backed Securities (including CDOs)	—	37,154,411	—	37,154,411
Foreign Bonds	—	155,988,183	—	155,988,183
Mutual Funds	55,501,918	—	—	55,501,918
Total	$55,501,918	$911,909,762	$—	$967,411,680
Other Financial Instruments
Futures Contracts – Assets	$2,448,668	$—	$—	$2,448,668
Futures Contracts – Liabilities	(25,392)	—	—	(25,392)
Forward Foreign Currency Exchange Contracts – Assets	—	3,496,160	—	3,496,160
Forward Foreign Currency Exchange Contracts – Liabilities	—	(19,035,942)	—	(19,035,942)
Swap Agreements – Assets	—	303,394	—	303,394
Swap Agreements – Liabilities	—	(9,662)	—	(9,662)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Purchased Option Contracts	$31,649	$—
Interest Rate	Futures Contracts	2,448,668	(25,392)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,496,160	(19,035,942)
Interest Rate	Cleared Swap Agreements	68,229	(9,662)
Credit	Uncleared Swap Agreements	235,165	—
Total		$6,279,871	$(19,070,996)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(13,614,413)	$(105,302)	$—	$—	$—
Foreign Exchange	—	—	(16,664,980)	—	—
Credit	—	690,473	—	(833,239)	106,132
Total	$(13,614,413)	$585,171	$(16,664,980)	$(833,239)	$106,132

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$674,760	$59,533	$—	$—
Foreign Exchange	—	—	14,257,597	—
Credit	—	199,617	—	(299,975)
Total	$674,760	$259,150	$14,257,597	$(299,975)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of November 30, 2023:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$1,150,427
Uncleared Swaps, at value	235,165	—
Cleared Swap Agreements (a)	—	42,914
Forward Foreign Currency Exchange Contracts	3,496,160	19,035,942
Purchased Options (a)	31,649	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$3,762,974	$20,229,283
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	2,157,318	9,702,874
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,605,656	$10,526,409
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at November 30, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$407,021	$(407,021)	$—	$—	$—
BNP Paribas S.A.	223,933	—	—	—	223,933
Brown Brothers Harriman	12,361	(12,361)	—	—	—
Citibank N.A.	117,569	(117,569)	—	—	—
Deutche Bank AG	252,862	(252,862)	—	—	—
Goldman Sachs International	99,143	(99,143)	—	—	—
JPMorgan Chase Bank N.A.	334,582	(334,582)	—	—	—
Merrill Lynch International	149,772	(29,067)	—	—	120,705
Morgan Stanley Capital Services, Inc.	8,413	—	—	—	8,413
Total	$1,605,656	$(1,252,605)	$—	$—	$353,051

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at November 30, 2023:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(557,211)	$407,021	$—	$—	$(150,190)
Brown Brothers Harriman	(84,136)	12,361	—	—	(71,775)
Citibank N.A.	(2,336,029)	117,569	—	2,030,000	(188,460)
Deutche Bank AG	(5,983,347)	252,862	—	5,730,485	—
Goldman Sachs International	(1,187,094)	99,143	—	1,070,000	(17,951)
JPMorgan Chase N.A.	(349,525)	334,582	—	14,943	—
Merrill Lynch International	(29,067)	29,067	—	—	—
Total	$(10,526,409)	$1,252,605	$—	$8,845,428	$(428,376)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master

Notes to Financial Statements  - continued
Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements  - continued
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon

Notes to Financial Statements  - continued
delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At November 30, 2023, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate

Notes to Financial Statements  - continued
principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/23	Year ended 11/30/22
Ordinary income (including any short-term capital gains) (a)	$22,932,860	$22,993,014
Long-term capital gains	17,935,000	30,133,034
Tax return of capital (b)	—	8,616,179
Total distributions	$40,867,860	$61,742,227

Notes to Financial Statements  - continued
(a)	Included in the fund’s distributions from ordinary income for the year ended November 30, 2022 is $6,255,559 in excess of investment company taxable income which, in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.
(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/23
Cost of investments	$999,713,555
Gross appreciation	15,938,370
Gross depreciation	(61,063,019)
Net unrealized appreciation (depreciation)	$(45,124,649)
Capital loss carryforwards	(103,077,733)
Late year ordinary loss deferral	(1,679,383)
Other temporary differences	(3,170,939)
Total distributable earnings (loss)	$(153,052,704)
As of November 30, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(33,800,845)
Long-Term	(69,276,888)
Total	$(103,077,733)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	From net investment income		From tax return of capital
	Year ended 11/30/23	Year ended 11/30/22	Year ended 11/30/23	Year ended 11/30/22
Class A	$570,968	$874,181	$—	$141,778
Class B	4,475	9,011	—	1,462
Class C	12,467	27,446	—	4,451
Class I	461,124	539,345	—	87,473
Class R1	17,958	22,745	—	3,689
Class R2	20,374	33,184	—	5,382
Class R3	18,918	24,218	—	3,928
Class R4	7,680	9,461	—	1,534
Class R6	39,753,896	51,586,457	—	8,366,482
Total	$40,867,860	$53,126,048	$—	$8,616,179
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.425%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until March 31, 2025. For the year ended November 30, 2023, this management fee reduction amounted to $123,045, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2023 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund's total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class's average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2025. For the year ended November 30, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $360 for the year ended November 30, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 35,912
Class B	0.75%	0.25%	1.00%	1.00%	1,279
Class C	0.75%	0.25%	1.00%	1.00%	3,846
Class R1	0.75%	0.25%	1.00%	1.00%	5,638
Class R2	0.25%	0.25%	0.50%	0.50%	2,261
Class R3	—	0.25%	0.25%	0.25%	1,326
Total Distribution and Service Fees					$50,262
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended November 30, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2023, were as follows:
Amount
Class A	$745
Class B	21
Class C	22
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended November 30, 2023, the fee was $13,474, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $56,283.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended November 30, 2023 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended November 30, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$220,049,173	$224,709,332
Non-U.S. Government securities	1,064,757,927	1,083,295,633

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 11/30/23		Year ended 11/30/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	178,167	$1,399,398	271,901	$2,333,894
Class B	—	—	423	3,623
Class C	3,796	29,736	3,597	29,888
Class I	1,122,294	8,893,132	376,217	3,127,999
Class R1	3,542	27,801	18,923	158,404
Class R2	8,864	68,337	6,294	52,157
Class R3	39,643	310,956	21,698	177,012
Class R4	2,567	20,106	2,978	24,400
Class R6	8,044,351	63,029,417	9,093,518	76,148,841
	9,403,224	$73,778,883	9,795,549	$82,056,218
Shares issued to shareholders in reinvestment of distributions
Class A	72,050	$566,624	114,205	$1,010,081
Class B	570	4,470	1,168	10,415
Class C	1,592	12,465	3,526	31,500
Class I	58,716	459,500	71,135	624,538
Class R1	2,295	17,944	2,969	26,434
Class R2	2,567	20,084	4,373	38,551
Class R3	2,420	18,912	3,204	28,127
Class R4	981	7,677	1,255	10,994
Class R6	5,086,135	39,736,939	6,527,121	57,122,570
	5,227,326	$40,844,615	6,728,956	$58,903,210
Shares reacquired
Class A	(466,615)	$(3,663,082)	(722,762)	$(5,955,242)
Class B	(9,058)	(71,343)	(9,667)	(82,084)
Class C	(16,504)	(128,827)	(41,616)	(358,208)
Class I	(1,076,620)	(8,378,347)	(577,312)	(4,751,916)
Class R1	(11,240)	(87,049)	(15,036)	(129,237)
Class R2	(41,791)	(324,374)	(16,448)	(128,949)
Class R3	(33,250)	(259,806)	(30,883)	(241,921)
Class R4	(1,847)	(14,462)	(4,254)	(33,927)
Class R6	(10,753,229)	(82,915,493)	(22,517,546)	(179,021,329)
	(12,410,154)	$(95,842,783)	(23,935,524)	$(190,702,813)

Notes to Financial Statements  - continued
	Year ended 11/30/23		Year ended 11/30/22
	Shares	Amount	Shares	Amount
Net change
Class A	(216,398)	$(1,697,060)	(336,656)	$(2,611,267)
Class B	(8,488)	(66,873)	(8,076)	(68,046)
Class C	(11,116)	(86,626)	(34,493)	(296,820)
Class I	104,390	974,285	(129,960)	(999,379)
Class R1	(5,403)	(41,304)	6,856	55,601
Class R2	(30,360)	(235,953)	(5,781)	(38,241)
Class R3	8,813	70,062	(5,981)	(36,782)
Class R4	1,701	13,321	(21)	1,467
Class R6	2,377,257	19,850,863	(6,896,907)	(45,749,918)
	2,220,396	$18,780,715	(7,411,019)	$(49,743,385)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control.  At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 33%, 27%, 19%, 5%, 5%, 3%, 2%, and 2% respectively, of the value of outstanding voting shares of the fund.  In addition, the MFS Lifetime 2045 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of the fund’s Class R1 and Class R2 shares were closed to new eligible investors.
 (6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2023, the fund’s commitment fee and interest expense were $4,932 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$41,764,910	$649,682,960	$635,962,216	$12,985	$3,279	$55,501,918

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,430,996	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty

Notes to Financial Statements  - continued
regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Opportunistic Bond Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Opportunistic Bond Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred  to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2023, the results of its operations for the year then  ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting  Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 16, 2024

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2024, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 53)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.  Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019.  The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Caroselli, Jones and Otis are members of the Trust’s Audit Committee.

Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li John Mitchell Matt Ryan Michael Skatrud Robert Spector Erik Weisman

Board Review of Investment Advisory Agreement
MFS Global Opportunistic Bond Fund
 The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be  based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge  performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate  accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $19,729,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr., members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended November 30, 2023 and 2022, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Global Opportunistic Bond Fund	66,288	61,325

For the fiscal years ended November 30, 2023 and 2022, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Global Opportunistic	0	0	259	255	0	157
Bond Fund

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related	0	520,036	0	0	3,600	111,415
Entities of MFS Global
Opportunistic Bond Fund*

Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Global Opportunistic Bond Fund,			178,609		882,293
MFS and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a- 1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: January 12, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: January 12, 2024

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: January 12, 2024

* Print name and title of each signing officer under his or her signature.